Form 8-K
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported) December 30, 2005

CVF TECHNOLOGIES CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

NEVADA
(State or Other Jurisdiction of Incorporation)

00-29266	87-0429335
(Commission File Number)	(IRS Employer Identification No.)

8604 Main Street, Suite 1, Williamsville, New York	14221
(Address of Principal Executive Offices)	(Zip Code)

(716) 565-4711
(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

        [  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        [  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        [  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        [  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

        On December 30, 2005, CVF Technologies Corporation issued a press release announcing plans to repurchase of up to $500,000 of its stock in open market or private transactions. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

        (c) Exhibits:

                        Exhibit 99 Press release, dated December 30, 2005, issued by CVF Technologies Corporation, announcing the repurchase of up to $500,000 of its stock in open market or private transactions.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 30, 2005	CVF Technologies Corporation

	By:	/s/ Jeffrey I. Dreben
Jeffrey I. Dreben
Chief Executive Officer

EXHIBIT INDEX

Exhibit

Number	Description
99	Press release, dated December 30, 2005 issued by CVF Technologies Corporation, announcing the repurchase of up to $500,000 of its stock